Exhibit 99.2

1 PN - 943 Phase 2 Study Data Readout Dinesh V. Patel, PhD | President & CEO April 25, 2022

Today’s Agenda 2 Introduction: Dinesh V. Patel, PhD, President & CEO Data readout from the Phase 2 IDEAL Study of PN - 943 in Ulcerative Colitis (UC): Scott Plevy, MD, Executive Vice President & Therapeutic Head, Gastroenterology Reflections on the data and the unmet need in UC : Bruce Sands, MD, MS, the Dr. Burrill B. Crohn Professor of Medicine at the Icahn School of Medicine at Mount Sinai. Principal investigator of the Phase 2 study of PN - 943 in UC, consultant to Protagonist Concluding remarks : Dinesh V. Patel, PhD Analyst Q&A : Operator - moderated Q&A Participants: - Dinesh V. Patel, PhD - Scott Plevy, MD - Bruce Sands, MD, MS - Samuel Saks, MD, Clinical Development Advisor - David Liu, PhD, Chief R&D Strategy Officer - Suneel Gupta, PhD, Clinical Development Officer - Asif Ali, Chief Financial Officer - Paula O’Connor, MD, SVP of Clinical Developmen

Forward-looking Statements

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PN-943 Phase 2 UC IDEAL Study Topline Results and Next Steps

- PN-943 is an oral, gut-restricted $\alpha 4\beta 7$-integrin antagonist
  - 'Oral Entyvio' equivalent
- Achieved clinical proof-of-concept and validation for oral, gut-restricted approach for ulcerative colitis via blockade of the $\alpha 4\beta 7$-integrin pathway
- The current data supports moving PN-943 in a phase 3 UC registrational study
  - 150 mg bid dose has efficacy similar to Entyvio (vedoluzimab)
  - Strong concordance between clinical remission and secondary endpoints (histology and endoscopy)
- Convenience, efficacy, safety, first-in-class, foundational oral medicine for UC

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PTG - 100 Ph2A Efficacy Similar to Other IBD Targeted Therapy Drugs 5 *Anti - MadCam mAb * No central read endoscopy ( Entyvio ) PTG - 100, 900 mg q.d . dose showed 44% histological remission (RHI)

The Outcome of Phase 2 IDEAL Study will Inform Phase 3 Decisions

- **Phase 2 data in UC with various candidates spanning different mechanism of actions**
  - Large confidence intervals, influenced by study design, duration, size, demographics, & criteria
  - Phase 2 outcomes has generally predicted efficacy in Phase 3

Historical Ph2, Ph3, and Approval Data in UC

Candidate	MoA	Clinical Remission Delta		Approval
		Phase 2	Phase 3	
Vedolizumab (Entyvio®)[1]	α4β7 integrin	19%	11.5%	✓
Ozanimod (Zeposia®)[2]	S1P	10%	12.4%	✓
Upadacitinib (Rinvoq®)[3]	JAK	19.6%	21/29.5%	✓*(black box)*

*Cross trial comparisons complicated by different inclusion criteria, patient populations, primary endpoint definitions, timing of primary endpoint, phase of clinical development

- **Phase 2 data will provide specific guidance for phase 3 program on**
  - Go/No-go decision ✓
  - Dose selection ✓
  - Powering of registrational primary and secondary endpoints ✓

1. Feagan, B. G., Greenberg, G. R., Wild, G., Fedorak, R. N., Paré, P., McDonald, J. W., ... & Vandervoort, M. K. (2005). Treatment of ulcerative colitis with a humanized antibody to the α4β7 integrin. *New England Journal of Medicine*, *352*(24), 2499-2507; Feagan, B. G., Rutgeerts, P., Sands, B. E., Hanauer, S., Colombel, J. F., Sandborn, W. J., ... & Parikh, A. (2013). Vedolizumab as induction and maintenance therapy for ulcerative colitis. *New England Journal of Medicine*, *369*(8), 699-710.
2. Sandborn, W. J., Feagan, B. G., Wolf, D. C., D'Haens, G., Vermeire, S., Hanauer, S. B., ... & Olson, A. (2016). Ozanimod induction and maintenance treatment for ulcerative colitis. *New England Journal of Medicine*, *374*(18), 1754-1762; Sandborn, W. J., Feagan, B. G., D'Haens, G., Wolf, D. C., Jovanovic, I., Hanauer, S. B., ... & Danese, S. (2021). Ozanimod as induction and maintenance therapy for ulcerative colitis. *New England Journal of Medicine*, *385*(14), 1280-1291.
3. Danese, S., Vermeire, S., Zhou, W., Pangan, A., Siffledeen, J., Hébuterne, X., ... & Pannaccione, R. (2021). OP24 Efficacy and safety of upadacitinib induction therapy in patients with Moderately to Severely Active Ulcerative Colitis: Results from the phase 3 U-ACHIEVE study. *Journal of Crohn's and Colitis*, *15*(Supplement_1), S022-S024.; Vermeire, S., Danese, S., Zhou, W., Pangan, A., Greenbloom, S., D'Haens, G., ... & Panaccione, R. (2021). OP23 Efficacy and safety of upadacitinib as induction therapy in patients with Moderately to Severely Active Ulcerative Colitis: Results from phase 3 U-ACCOMPLISH study. *Journal of Crohn's & Colitis*, *15*(Suppl 1), S021.

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IDEAL: PN-943 Phase 2 UC Study Design

Adult Patients with UC

N≈169 (mITT = 159)

Eligibility:

- Moderate – Severe UC
- 3-Component Mayo Score 5-9 points

Inclusion:

- Bio-naïve and bio-experienced patients

Primary endpoint:

- Clinical Remission* at Week 12 (450 mg bid vs. placebo)

Secondary endpoints:

- Clinical Remission* at Week 12 (150 mg bid vs. placebo)
- Endoscopic, histopath, mucosal

Exploratory endpoints:

- Blood %RO, FCP



Part-1: Induction
Part-2: Extended Treatment Period
Randomize (n=150)
Active Drug 450 mg BID (n=53)
Active Drug 150 mg BID (n=51)
Placebo BID (n=55)
PN-943
5 weeks
12 weeks
40 Weeks
Week 52

* Definition of clinical remission based on Adapted Mayo Score:
- Stool Frequency subscore (SFS) ≤1
- Rectal Bleeding subscore (RBS) of 0
- Endoscopy subscore ≤1

Induction Phase of study completed and preliminary data readout presentation aligned to guidance of first half of Q2 2022

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Enrollment by Country 8 Percentages are based on the total number of subjects in each column Country Subjects Screened (N=338) n (%) Subjects Randomized (N=169) n(%) Poland 163 (48.2) 97 (57.4) Russia 45 (13.3) 24 (14.2) United States 60 (17.8) 13 (7.7) Georgia 20 (5.9) 10 (5.9) Ukraine 15 (4.4) 9 (5.3) Italy 11 (3.3) 5 (3.0) Korea, Republic of 5 (1.5) 5 (3.0) Hungary 3 (0.9) 2 (1.2) Canada 10 (3.0) 1 (0.6) Austria 2 (0.6) 1 (0.6) Serbia 2 (0.6) 1 (0.6) Germany 1 (0.3) 1 (0.6) Bulgaria 1 (0.3) 0 Total 338 169

9 Placebo (N=55) PN - 943 150mg bid (N=51) PN - 943 450mg bid (N=53) Age yrs , mean (SD) 38 (10.6) 42 (12.6) 38 (13.3) Male sex, n (%) 35 (63.6) 26 (51.0) 33 (62.3) Weight (kg), mean (SD) 71.7(17.39) 74.3 (15.61) 74.4 (15.18) BMI, mean (SD) 24.2 (4.80) 25.7 (5.11) 24.6 (4.18) Duration of UC, months Mean (SD) 77.0 (66.0) 66.4 (61.91) 72.8 (64.87) Median (min - max) 58.7(3.9, 247.2) 51.55 (6.0, 275.5) 48.66 (4.6, 244.6) Disease extent, n (%) Proctitis 1 (1.8) 2 (3.9) 1 (1.9) Left sided colitis 38 (69.1) 34 (66.7) 33 (62.3) Pan colitis 16 (29.1) 15 (29.4) 19 (35.8) Baseline modified MCS Mean (SD) 6.95 (1.061) 6.76 (0.992) 6.81 (1.144) Median (min - max) 7 (5, 9) 7 (5, 9) 7 (4, 8) Current oral corticosteroids n (%) 9 (16.4) 5 (9.8) 15 (28.3) Immunosuppressants n (%) 11 (20.0) 6 (11.8) 10 (18.9) Exposure to biologics, n (%) 10 (18.2%) 5 ( 9.8%) 6 (11.3%) Demographic and Disease Characteristics at Baseline – mITT Population

30.2% 13/43 17 .0% 8/47 14% 6/43 0 5 10 15 20 25 30 35 150 mg BID 450 mg BID Placebo Clinical Remission (%) mITT Bio - Naïve ( Δ 16%) 27.5% 14/51 15.1% 8/53 14.5% 8/55 0 5 10 15 20 25 30 150 mg BID 450 mg BID Placebo Clinical Remission (%) mITT ALL ( Δ 13%) CONFIDENTIAL 10 P=0.035 Clinical Remission 13% D vs placebo for PN - 943 in mITT and 16% D in BIO - Naive P=0.081

37.2% 16/43 23.4% 11/47 14.3% 7/49 0 5 10 15 20 25 30 35 40 150 mg BID 450 mg BID Placebo Histologic Remission (%) (RHI≤6) 36.4% 16/44 20.8% 10/48 16 .0% 8/50 0 5 10 15 20 25 30 35 40 150 mg BID 450 mg BID Placebo Histologic Improvement ( Geboes <3.1) CONFIDENTIAL 11 P=0.0107 P=0.0213 Histologic Remission and Improvement Statistically Significant Differences D 23% in remission D 20% in improvement ( Δ 23%) ( Δ 20%)

11.8% 6/51 1.9% 1/53 3.6% 2/55 0 2 4 6 8 10 12 14 150 mg BID 450 mg BID Placebo Endoscopic Remission* (%) (ESS=0) 43.1% 22/51 20.8% 11/53 16.4% 9/55 0 5 10 15 20 25 30 35 40 45 50 150 mg BID 450 mg BID Placebo Endoscopic Improvement** ( ESS= 0 or 1) 12 P=0.0023 Endoscopic Remission and Improvement Strong improvement in quantitative endoscopic parameters ** ESS = 0 or 1 *ESS = 0 ( Δ 8.2%) ( Δ 26.7%)

23% 7% 0% 5% 10% 15% 20% 25% Vedo Placebo Clinical Remission (%) Vedolizumab* 30.2% 14% 0 5 10 15 20 25 30 35 150 mg BID Placebo Clinical Remission (%) PN943 13 Clinical Remission Comparison in Bio - Naive PN - 943 Vs Vedolizumab efficacy in Phase 2 Studies Δ 16.3% Δ 15.5% * Feagan 2017; Clin. Gastroenterology & Hepatology 15: 229 - 239

Safety Summary 14 • Generally well tolerated • No drug discontinuation from AEs • No drug related SAEs • Safety analysis similar for the 150 mg BID dose versus the placebo group * pre - existing, not drug related System Organ Class Preferred Term Placebo (N=57) n(%) PN-943 150mg (N=55) n(%) PN-943 450mg (N=57) n(%) Total (N=169) n(%) Total Number of TEAEs 47 46 54 147 Number Of Subjects With At Least One TEAE 22 (38.6) 21 (38.2) 30 (52.6) 73 (43.2) Infections And Infestations 2 (3.5) 7 (12.7) 12 (21.1) 21 (12.4) Covid-19 1 (1.8) 2 (3.6) 3 (5.3) 6 (3.6) Nasopharyngitis 0 1 (1.8) 3 (5.3) 4 (2.4) Upper Respiratory Tract Infection 1 (1.8) 1 (1.8) 1 (1.8) 3 (1.8) Urinary Tract Infection 0 0 2 (3.5) 2 (1.2) Cervicitis 0 0 1 (1.8) 1 (0.6) Conjunctivitis 0 1 (1.8) 0 1 (0.6) Cytomegalovirus Infection 0 0 1 (1.8)* 1 (0.6) Fungal Skin Infection 0 1 (1.8) 0 1 (0.6) Hordeolum 0 0 1 (1.8) 1 (0.6) Respiratory Tract Infection 0 0 1 (1.8) 1 (0.6) Respiratory Tract Infection Viral 0 0 1 (1.8) 1 (0.6) Rhinitis 0 1 (1.8) 0 1 (0.6) Gastrointestinal Disorders 7 (12.3) 5 (9.1) 6 (10.5) 18 (10.7) Colitis Ulcerative 2 (3.5) 1 (1.8) 2 (3.5) 5 (3.0) Nausea 1 (1.8) 3 (5.5) 0 4 (2.4)

15 PN - 943 Trough Concentrations and Receptor Occupancy 0 4 8 12 0 3 6 9 12 Weeks P N - 9 4 3 ( n g / m L ) 0 4 8 12 0 20 40 60 80 100 120 Weeks R e c e p t o r O c c u p a n c y ( % )

Inverse Dose Response

- A bell-shaped dose response in Phase 2 UC studies is a frequent occurrence across multiple therapies that block the $\alpha4\beta7$ integrin/MAdCAM pathway
  - Observed since 1997 but still not fully understood
  - Decisions made to move into Phase 3 trials based on identification of an effective Phase 2 dose
- A potential scientific explanation is based on the role of regulatory T cells (Treg) that dampen immune function
  - "Decreased activity (of Ontamalimab) at increased doses is related to over-depletion of **regulatory T cells**…and other leukocyte subsets known to express a4b7 integrin, including intraepithelial lymphocytes, mucosa-associated invariant T cells, and eosinophils…" (Vermeire, Lancet, 2017)
- In chronic inflammatory diseases like IBD disease like UC, the objective is to block effector T cell (Teff) but not Treg function

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Clinical Evidence of Bell Shaped Dose Response in UC Studies 17 Anti - a4b7 Integrin Antibody Vedolizumab (VDZ) Ph3 Exposure - Response for Clinical Remission with VDZ Treatment* *Becker, Gut, 2021

Clinical Evidence of Bell Shaped Dose Response in UC Studies 18 Anti - MAdCAM - 1 Antibody Ontamalimab (SHP647/PF - 00547659) Ph2 Clinical Remission at Week 12 By Anti - MAdCAM Treatment * * Vermeire , Lancet, 2017

Clinical Evidence of Bell Shaped Dose Response in UC Study 19 Anti - IL - 23 Antibody - Mirikizumab 4.8 15.9 22.6 11.5 0 5 10 15 20 25 30 Mirikizumab Clinical Remission (%) Placebo 50 mg (N=63) 200 mg (N=62) 600 mg (N=61) * Sandborn, Gastroenterology, 2020 Ph2 Clinical Remission by Mirikizumab IL - 23 Antagonist Treatment*

• PN - 943 150 mg BID appears to be a safe & effective dose – 27.5% Clinical remission vs 14.5% in placebo (delta 13%, p = 0.08) for mITT analysis ▪ 16% delta in BIO - naïve population (p = 0.04) – Strong concordance with efficacy across multiple key secondary endpoints with statistically significant differences in histologic remission/improvement and endoscopic improvement at the 150 mg BID dose – Confirmation of clinical effect with equivalent dose of PTG - 100 (900 mg QD) in PROPEL [150x2 (bid) x 3 (potency)] • Taken together, these results show that PN - 943 exerts a gut restricted MOA in the local tissue environment – Confirmatory of our original TPP of ‘Entyvio in a pill’ like efficacy • Safety analysis similar for the 150 mg BID dose versus the placebo group • No correlation between clinical efficacy for gut - restricted PN - 943 and blood PK and %RO • Inverse dose response demonstrated, consistent with several other modalities in the integrin pathway • The IDEAL study supports further development of PN - 943 in UC registrational trials Preliminary Conclusions and Next Steps 20

PN-943 Phase 2 UC IDEAL Study Topline Results and Next Steps

- PN-943 is an oral, gut-restricted $\alpha 4\beta 7$-integrin antagonist
  - ‘Oral Entyvio’ equivalent

- Achieved clinical proof-of-concept and validation for oral, gut-restricted approach for ulcerative colitis via blockade of the $\alpha 4\beta 7$-integrin pathway

- The current data supports moving PN-943 in a phase 3 UC registrational study
  - 150 mg bid dose has efficacy similar to Entyvio (vedoluzimab)
  - Strong concordance between clinical remission and secondary endpoints (histo-remission)

- Convenience, efficacy, safety, first-in-class, foundational oral medicine for UC

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Product portfolio

Addressing unmet needs in multiple indications with multi-billion-dollar market potential

Programs	Candidates	Study	Phase 1	Phase 2	Phase 3	Key Milestones
HEMATOLOGY & BLOOD DISORDERS						
		POLYCYTHEMIA VERA (PV)				
Hepcidin Mimetic	**Rusfertide (PTG-300) s.c.**	**VERIFY** 300-11	PV Ph3 trial			• **Patient screening underway**
		REVIVE 300-04	PV Ph2 PoC trial			• Enrollment completed • Updates at 2022 conferences
		PACIFIC 300-08	PV Ph2 in patients with elevated Hct (>48%)			• All patients resumed dosing in OLE
		HEREDITARY HEMOCHROMATOSIS (HH)				
		300-06	HH Ph2 PoC			• Clinical PoC established
INFLAMMATORY & IMMUNOMODULATORY DISEASES						
Oral GI Restricted α4β7-Integrin Antagonist	**PN-943**	**IDEAL**	Ulcerative Colitis (UC) Ph2 PoC			• 159 patient study • **Topline data supportive of moving into Ph3 study** • Ph3 planning underway
Oral IL-23R Antagonist	**PN-235**		Psoriasis Ph2b PoC trial		janssen	• Psoriasis 240 patient study initiated • IBD Ph2 Initiation in 2H 2022

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Thank you 23